Exhibit 99.1

For Immediate Release

CONTACT:

Investors/Media:	Investors:
Blaine Davis	Jonathan Neely
(484) 216-7158	(484) 216-6645

Media:
Brian O’Donnell
(484) 216-6726

Endo Announces Early Termination of HSR Act Waiting Period and Canadian

Competition Act Compliance in Connection with Its Proposed Acquisition of Paladin Labs

MALVERN, Pa. and MONTREAL, CANADA – Dec. 19, 2013 – Endo Health Solutions (NASDAQ: ENDP) (“Endo”) today announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”) in connection with Endo’s proposed acquisition of Paladin Labs Inc. (TSX: PLB) (“Paladin Labs”) was terminated by the United States Federal Trade Commission on December 17, 2013. Endo also today announced that the Canadian Competition Bureau issued a no-action letter on December 18, 2013, which constitutes Canadian Competition Act compliance for Endo’s proposed acquisition of Paladin Labs. Pursuant to the acquisition, each of Endo and Paladin Labs will be acquired by a newly-formed Irish holding company (“New Endo”).

As previously announced on November 5, 2013, Endo and Paladin entered into a definitive agreement pursuant to which Endo would acquire Paladin Labs in a stock and cash transaction valued at approximately $1.6 billion. The early termination of the HSR waiting period in the United States and the no-action letter obtained from the Canadian Competition Bureau in Canada satisfy conditions to the proposed acquisition. The proposed acquisition remains subject to certain conditions and approvals, including regulatory approvals (including in connection with the South African Competition Act and the Investment Canada Act), approval by shareholders of Endo and Paladin Labs, approval of the Superior Court of Quebec, registration and listing of New Endo shares and customary closing conditions.

About Endo:

Endo Health Solutions Inc. is a U.S.-based specialty healthcare company with four distinct business segments that are focused on branded and generic pharmaceuticals, devices and services and provide quality products to its customers while improving the lives of patients. Through its operating companies – AMS, Endo Pharmaceuticals, HealthTronics and Qualitest – Endo is dedicated to finding solutions for the unmet needs of patients. Learn more at www.endo.com.

About Paladin Labs:

Paladin Labs Inc., headquartered in Montreal, Canada, is a specialty pharmaceutical company focused on acquiring or in-licensing innovative pharmaceutical products for the Canadian and world markets. With this strategy, a focused national sales team and proven marketing expertise, Paladin Labs has evolved into one of Canada’s leading specialty pharmaceutical companies. Paladin Lab’s shares trade on the Toronto Stock Exchange under the symbol “PLB.” For more information about Paladin Labs, please visit www.paladin-labs.com.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

New Endo has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes the preliminary Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”). Endo plans to mail its shareholders the definitive Proxy Statement/Prospectus and Paladin Labs plans to mail its shareholders a circular (the “Circular”), each in connection with the acquisition. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS OR CIRCULAR, AS APPLICABLE, AND OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEW ENDO, PALADIN LABS, THE ACQUISITION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement/Prospectus and other documents filed with the SEC by Endo through the website maintained by the SEC at www.sec.gov. Investors and security holders will be able to obtain free copies of the Circular and other documents filed by Paladin Labs on the System for Electronic Document Analysis Retrieval (“SEDAR”) website maintained by the Canadian Securities Administrators at http://www.sedar.com. In addition, investors and shareholders may obtain free copies of the Proxy Statement/Prospectus and other documents filed by Endo with the SEC by contacting Endo’s Corporate Secretary at 484-216-0000, and will be able to obtain free copies of the Circular and other documents filed by Paladin Labs on the SEDAR website by contacting Samira Sakhia at 514-669-5367.

Participants in the Solicitation

Paladin Labs and Endo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of Paladin Labs and Endo in respect of the transactions contemplated by the Proxy Statement/Prospectus and the Circular. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Paladin Labs and Endo in connection with the proposed acquisition, including a description of their direct or indirect interests, by security holdings or otherwise, are set forth in the Proxy Statement/Prospectus and will be set forth in the Circular. Information regarding Paladin Labs’ directors and executive officers is contained in Paladin Labs’ Annual Report for the year ended December 31, 2012, filed on the SEDAR website. Information regarding Endo’s directors and executive officers is contained in Endo’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. These forward-looking statements may include, without limitation, statements regarding the completion of the proposed transaction and other statements that are not historical facts. Although Endo and Paladin Labs each believe its forward-looking statements are reasonable, they are subject to important risks and uncertainties. Those include, without limitation, the failure to receive, on a timely basis or otherwise, the required approvals by Endo and Paladin Labs shareholders, the Superior Court of Québec and applicable government and regulatory authorities, the terms of those approvals, the risk that a condition to closing contemplated by the arrangement agreement may not be satisfied or waived, the inability to realize expected synergies or cost savings or difficulties related to the integration of Endo and Paladin Labs operations, the ability of the combined company to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners, or other adverse events, changes in applicable laws or regulations, competition from other pharmaceutical companies, and other risks disclosed in Endo and Paladin Labs’ public filings, any or all of which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. The forward-looking statements in this press release are qualified by these risk factors. As a result of these risks and uncertainties, the proposed transaction could be modified, restructured or not be completed, and actual results and events may differ materially from the results and events contemplated in these forward-looking statements and from historical results. Neither Endo nor Paladin Labs assumes any obligation to publicly update any forward-looking statements, except as may be required under applicable securities laws, or to comment on expectations of, or statements made by the other party or third parties in respect of the proposed transaction. These forward-looking statements are not guarantees of future performance, given that they involve risks and uncertainties. Investors should not assume that any lack of update to previously issued forward-looking statement constitutes a reaffirmation of that statement. Continued reliance on forward-looking statements is at investors’ own risk.

For more information regarding these and other risks and uncertainties that Endo may face, see the section entitled “Risk Factors” in Endo’s Form 10-K, Form 10-Q and Form 8-K filings with the SEC and as otherwise enumerated herein or therein.

For more information regarding these and other risks and uncertainties that Paladin Labs may face, see the section entitled “Risks Related to Paladin Labs’ Business” in Paladin Labs’ Information Form for the year ended December 31, 2012 and the sections in Paladin Labs’ Management’s Discussion and analysis entitled “Concentration of Credit Risk and Major Customers,” “Liquidity Risk,” “Foreign Exchange Risk,” “Interest Rate Risk,” and “Equity Price Risk” contained in Paladin’s Annual Report for the year ended December 31, 2012 filed on the SEDAR website.

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